                                                                   Exhibit 99.74

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 32
SERVICER REPORT DATE 10-Apr-03                                Beginning 1-Mar-03
DISTRIBUTION DATE: 15-Apr-03                                    Ending 31-Mar-03
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL      PRINCIPAL       INTEREST          TOTAL        END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION    DISTRIBUTION    DISTRIBUTION       BALANCE
---------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $167,692,000.00   $          0.00               --    $      0.00               --   $         0.00
CLASS A-2 NOTES   $227,084,000.00   $          0.00   $         0.00    $      0.00               --   $         0.00
CLASS A-3 NOTES   $196,340,000.00   $  8,255,847.15   $ 8,255,847.15    $ 48,571.90     8,304,419.05   $         0.00
CLASS A-4 NOTES   $100,615,000.00   $100,615,000.00   $ 1,756,608.74    $599,497.71     2,356,106.45   $98,858,391.26
---------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS     $691,731,000.00   $108,870,847.15   $10,012,455.89    $648,069.61   $10,660,525.50   $98,858,391.26
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                 FACTOR INFORMATION PER $1,000

                   PRINCIPAL       INTEREST     END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION      BALANCE
-------------------------------------------------------------
CLASS A-1 NOTES             --            --               --
CLASS A-2 NOTES             --            --               --
CLASS A-3 NOTES    42.04872746    0.24738668               --
CLASS A-4 NOTES    17.45871629    5.95833333     982.54128371
-------------------------------------------------------------
  NOTE TOTALS      59.50744376    6.20572001     982.54128371
-------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 32
SERVICER RPT DATE: 10-Apr-03                                 BEGINNING: 1-Mar-03
DISTRIBUTION DATE: 15-Apr-03                                   ENDING: 31-Mar-03
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

               Principal       Interest         Total       Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            ---------------------------------------------------------------------------------------------------------------
CLASS A-1   $           --   $        --   $           --      $         --           $        --            $           --
CLASS A-2   $           --   $        --   $           --      $         --           $        --            $           --
CLASS A-3   $ 8,255,847.15   $ 48,571.90   $ 8,304,419.05      $42.04872746           $0.24738668            $  42.29611414
CLASS A-4   $ 1,756,608.74   $599,497.71   $ 2,356,106.45      $17.45871629           $5.95833333            $  23.41704963
            ---------------------------------------------------------------------------------------------------------------
  TOTAL     $10,012,455.89   $648,069.61   $10,660,525.50      $59.50744376           $6.20572001            $  65.71316377

  II. Pool Balance at the end of the Collection Period                                                       $105,845,855.01

 III. Insurance Premium                                                                                      $     15,241.00

  IV. Spread Account Balance
         (A) Balance after Deposits/Withdrawals for prior Distribution Date                                  $  3,493,592.32
         (B) Balance after Deposits/Withdrawals for current Distribution Date                                $  3,671,939.57

   V. Spread Account Required Amount                                                                         $  3,493,592.32

  VI. Spread Account Withdrawals
         (A) Withdrawal to make required payments under 4.03                                                 $             0
         (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                         $             0

 VII. Servicing Fee                                                                                               149,434.65

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                        $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                    $             0

   X. Available Funds                                                                                        $ 11,000,573.25

  XI. Insured Payment (if any)                                                                               $             0

 XII. Note Principal and Interest Carryover Shortfalls

              Note Principal         Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
            -------------------------------------------------
CLASS A-1          $0.00                $0.00           $0.00
CLASS A-2          $0.00                $0.00           $0.00
CLASS A-3          $0.00                $0.00           $0.00
CLASS A-4          $0.00                $0.00           $0.00
            -------------------------------------------------
  TOTAL            $0.00                $0.00           $0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

            Current Distribution Date   Prior Distribution Date
                 Note Principal             Note Principal               Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
            -----------------------------------------------------------------------------------
CLASS A-1             $0.00                     $0.00                         $0.00
CLASS A-2             $0.00                     $0.00                         $0.00
CLASS A-3             $0.00                     $0.00                         $0.00
CLASS A-4             $0.00                     $0.00                         $0.00
            -----------------------------------------------------------------------------------
  TOTAL               $0.00                     $0.00                         $0.00

            Prior Distribution Date   Current Distribution Date
                 Note Interest              Note Interest                Change in Note                          20561756.65
              Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
            ----------------------------------------------------------------------------------
CLASS A-1            $0.00                      $0.00                         $0.00
CLASS A-2            $0.00                      $0.00                         $0.00
CLASS A-3            $0.00                      $0.00                         $0.00
CLASS A-4            $0.00                      $0.00                         $0.00
            ----------------------------------------------------------------------------------
  TOTAL              $0.00                      $0.00                         $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 32
SERVICER RPT DATE: 10-Apr-03                                  BEGINNING 1-Mar-03
DISTRIBUTION DATE: 15-Apr-03                                    ENDING 31-Mar-03
--------------------------------------------------------------------------------

  IX. Delinquency Ratio

         A. Delinquency Statistics

                                                                                                                           0

   Days               Outstanding    Past Due
Delinquent   Units     Principal      Amount
----------------------------------------------
  31- 60      520    3,086,398.40   367,009.93
  61- 90       64      425,842.05    64,976.52
 91- 120       23      164,754.59    32,879.40
   121+         0              --           --
----------------------------------------------
  TOTAL       607    3,676,995.04   464,865.85

         B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days                         $  3,676,995.04
               (2) Pool Principal Balance Beginning of Collection Period                                     $115,858,310.90
               (3) Delinquency Percentage (Line 1/Line 2)                                                               3.17%

   X. Principal Balance of repossessed Financed Vehicles in inventory                                Units      Principal
                                                                                                     -----------------------
                                                                                                       --    $          0.00

  XI. Liquidation Proceeds received from Defaulted Contracts                                                 $    352,425.48

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 32
SERVICER RPT DATE: 10-Apr-03                                  BEGINNING 1-Mar-03
DISTRIBUTION DATE: 15-Apr-03                                    ENDING 31-Mar-03
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION:

A. Original Pool Balance                                                                                      698,718,463.75

B. Beginning of Period Outstanding Pool Balance                                                               115,858,310.90

C. Monthly Principal Amounts

      (1) Monthly Scheduled Payments                                                                            6,504,681.83
      (2) Full Prepayments (excluding Purchased Receivables)                                                    3,061,362.58
      (3) Defaulted Contracts
             during period                                                                                        448,432.30
      (4) Receivables becoming Purchased Receivables
             during period                                                                                                --
      (5) Other Receivables adjustments                                                                            (2,020.82)

      Total Monthly Principal Amounts                                                                          10,012,455.89

D. Total Monthly Payments allocable to Interest                                                                 1,073,098.06

E. End of period Outstanding Pool Balance                                                                     105,845,855.01

F. Pool Factor                                                                                                      0.151486

  II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                       Class A-1   Class A-2     Class A-3       Class A-4
                                                       ------------------------------------------------------
A. Beginning of period Outstanding Principal Balance       --         --        8,255,847.15   100,615,000.00

B. Noteholders' Principal Distributable Amount             --         --        8,255,847.15     1,756,608.74
C. Noteholders' Interest Distributable Amount              --         --           48,571.90       599,497.71
                                                       ------------------------------------------------------
D. Note Distributable Amount                               --         --        8,304,419.05     2,356,106.45
E. Note Principal Carryover Shortfall                       0          0                   0                0
F. Note Interest Carryover Shortfall                        0          0                   0                0
                                                            0          0                   0                0

H. End of period Outstanding Principal Balance             --         --                  --    98,858,391.26

 III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

         A. Available Funds in Collection Account:

               (1) Monthly Scheduled Payments on Receivables during period (including partial prepays)
                      (a) Principal                                                                             6,504,681.83
                      (b) Interest                                                                              1,043,655.03
               (2) Full Prepayments collected during period
                      (a) Principal                                                                             2,936,366.21
                      (b) Interest                                                                                 28,864.95
               (3) Net Liquidation Proceeds collected during period                                            $  352,425.48
               (4) Net Insurance Proceeds collected

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 32
SERVICER RPT DATE: 10-Apr-03                                  BEGINNING 1-Mar-03
DISTRIBUTION DATE: 15-Apr-03                                    ENDING 31-Mar-03
--------------------------------------------------------------------------------

                      during period
                      (a) Principal                                                                               124,996.37
                      (b) Interest                                                                                    578.08
               (5) Purchase Amounts deposited in Collection Account                                                        0
               (6) Investment Earnings - Collection Account                                                  $      9,005.30

               Total Available Funds in Collection Account                                                     11,000,573.25

         B. Available Funds in Payment Account:

               (1) Available Funds transferred from Collection Account                                       $ 11,000,573.25
               (2) Amount withdrawn from Spread Account and deposited to Payment Account                     $            --
               (3) Insured Payment deposited to Payment Account                                              $            --

               Total Available Funds in Payment Account                                                      $ 11,000,573.25

         C. Distributions from Payment Account:

               (1) Monthly Servicing Fee                                                                          149,434.65
               (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                0
               (3) Owner Trustee Fees (if paid from Available Funds)                                                       0
               (4) Indenture Trustee Fees (if paid from Available Funds)                                                   0
               (5) Insurance Premium                                                                               15,241.00
               (6) Note Interest Distributable Amount
                      (a) Class A - 1                                                                                     --
                      (b) Class A - 2                                                                                     --
                      (c) Class A - 3                                                                              48,571.90
                      (d) Class A - 4                                                                             599,497.71
               (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                      (a) Class A - 1                                                                                      0
                      (b) Class A - 2                                                                                      0
                      (c) Class A - 3                                                                                      0
                      (d) Class A - 4                                                                                      0
               (8) Note Principal Distributable Amount
                      (a) Class A - 1                                                                                     --
                      (b) Class A - 2                                                                                     --
                      (c) Class A - 3                                                                           8,255,847.15
                      (d) Class A - 4                                                                           1,756,608.74
               (9)  Reimbursement Amounts Owing to Insurer                                                                 0
               (10) Spread Account Deposit (to increase to Required Amount)                                       175,372.10
               (11) Indenture or Owner Trustee Fees (not paid under C)                                                     0
               (12) Re-Liening Expenses                                                                                    0
                      (To the extent not paid by Servicer)
               (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                    0
               (14) After Servicer Default, remaining Available Funds deposited
                      in Note Distribution Account                                                                         0

               Total Distributions                                                                             11,000,573.25

         D. Excess Available Funds (or shortfall )                                                                        --

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 32
SERVICER RPT DATE: 10-Apr-03                                  BEGINNING 1-Mar-03
DISTRIBUTION DATE: 15-Apr-03                                    ENDING 31-Mar-03
--------------------------------------------------------------------------------

         E. Remaining Available Funds to holder of Residual Interest Certificate                                           0

  IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

         A. Available Funds Transferred from Collection Account to Payment Account                           $ 11,000,573.25
         B. Distributions required under 4.03 (a)(i) through (vii)                                           $ 10,825,201.15
         C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                               $            --
         D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                 0

   V. SPREAD ACCOUNT BALANCE

         A. Spread Account Balance After Deposit/Disbursements
               (1) Beginning Spread Account Balance                                                          $ 3,493,592.32
               (2) Investment Income Deposited to Spread Account                                             $      2,975.15
               (3) Withdrawal to make required payments under 4.03                                           $            --
               (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                 0
               (5) Deposit to Spread Account after Disbursements                                             $    175,372.10
               (6) Spread Account Balance after Deposit/Disbursments                                         $  3,671,939.57

         B. Spread Account Required Amount                                                                   $  3,493,592.32

               (1) 2.5% of Pool Balance                                                                      $  2,646,146.38
               But in no event less than the lesser of (a) or (b)
                      (a) .5% of Original Pool Balance                                                       $  3,493,592.32
                      (b) Outstanding Principal Amount of All Notes                                          $ 98,858,391.26

         C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                              0

         D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                            178,347.25

VI. INSURED PAYMENTS

         A. Available Funds Transferred from Collection Account to Payment Account                           $ 11,000,573.25
         B. Available Funds Transferred from Spread Account to Payment Account                               $             0
         C. Note Interest Distributable Amount                                                                    648,069.61
         D. Guaranteed Note Principal Amount                                                                 $             0
         E. Deficiency Amount                                                                                $             0
              (Min:(Lines A+B-C-D) and $0.00)                                                                $             0
         F. Preference Amount                                                                                $             0
         G. Insured Payment (lines E+F)                                                                      $             0

               Note Principal        Note Interest
            Carryover Shortfall   Carryover Shortfall    Total
--------------------------------------------------------------
CLASS A-1         $0.00                  $0.00          $0.00
CLASS A-2         $0.00                  $0.00          $0.00
CLASS A-3         $0.00                  $0.00          $0.00
CLASS A-4         $0.00                  $0.00          $0.00
--------------------------------------------------------------
  TOTAL           $0.00                  $0.00          $0.00

            Current Distribution Date   Prior Distribution Date
                 Note Principal             Note Principal               Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1            $0.00                       $0.00                        $0.00
CLASS A-2            $0.00                       $0.00                        $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 32
SERVICER RPT DATE: 10-Apr-03                                  BEGINNING 1-Mar-03
DISTRIBUTION DATE: 15-Apr-03                                    ENDING 31-Mar-03
--------------------------------------------------------------------------------

CLASS A-3            $0.00                       $0.00                        $0.00
CLASS A-4            $0.00                       $0.00                        $0.00
-----------------------------------------------------------------------------------------------
  TOTAL              $0.00                       $0.00                        $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Interest              Note Interest               Change in Note
               Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
----------------------------------------------------------------------------------------------
CLASS A-1            $0.00                       $0.00                        $0.00
CLASS A-2            $0.00                       $0.00                        $0.00
CLASS A-3            $0.00                       $0.00                        $0.00
CLASS A-4            $0.00                       $0.00                        $0.00
----------------------------------------------------------------------------------------------
  TOTAL              $0.00                       $0.00                        $0.00

 VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                      $  7,831,133.41

VIII. DELINQUENCY RATIO

         A. Delinquency Statistics

   Days               Outstanding     Past Due
Delinquent   Units     Principal        Amount
------------------------------------------------
  31- 60      520    $3,086,398.40   $367,009.93
  61- 90       64    $  425,842.05   $ 64,976.52
  91- 120      23    $  164,754.59   $ 32,879.40
   121+         0    $          --   $        --
------------------------------------------------
   TOTAL      607     3,676,995.04    464,865.85

         B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days                         $  3,676,995.04
               (2) Pool Principal Balance Beginning of Collection Period                                     $115,858,310.90
               (3) Delinquency Percentage (Line 1/Line 2)                                                               3.17%

  IX. CUMULATIVE NET LOSS RATIO

               (1) Principal Balance of Defaulted Contracts in current Collection Period                     $    448,432.30
               (2) Cumulative Defaulted Contracts Including
                     Defaulted Contracts in current Collection Period                                        $ 42,302,568.15
               (3) Net Liquidation Proceeds collected during current Collection Period                       $    352,425.48
               (4) Cumulative Net Liquidation Proceeds Including
                     Net Liquidation Proceeds in current Collection Period                                   $ 21,164,724.81
               (5) Original Pool Balance                                                                     $698,718,463.75
               (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                               3.025%

   X. REPOSSESSED INVENTORY

                                                                                                     Units      Principal
                                                                                                     -----------------------
                      A. Principal Balance of repossessed Financed Vehicles (beg.)                     0                  --
                      B. Repossessed Financed Vehicles (Principal)                                           $    503,187.45
                      C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)              $    352,425.48
                      D. Realized losses on sale of repossessed Financed Vehicles (Principal)                $    150,761.97
                                                                                                     -----------------------
                      E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)           0     $            --

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of April, 2003


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer